UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 9, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of March 1, 2006, providing for the issuance of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-WF1)

STRUCTURED ASSET INVESTMENT LOAN TRUST 2006-WF1
(Exact name of Issuing Entity as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of Depositor as specified in its charter)

LEHMAN BROTHERS HOLDINGS INC.
(Exact name of Sponsor as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	333-127589	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-WF1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127589) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $846,653,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-WF1 on March 30, 2006.

On March 30, 2006, the following classes of certificates in the following amounts were sold by the Registrant to affiliates of the Registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class X	N/A
Class P	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), as amended by Amendment No. 1 attached hereto as Exhibit 4.1, dated and effective as of May 9, 2006, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as Master Servicer, Risk Management Group LLC, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.  The Trust Agreement was previously filed on a Current Report on Form 8-K on April 14, 2006.  The “Certificates” consist of the following classes:  Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class X, Class P, Class LT-R and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $859,546,627 as of March 1, 2006.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Amendment No. 1 to the Trust Agreement dated and effective as of May 9, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Risk Management Group LLC, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

CORPORATION

By: /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: May 9, 2006

EXHIBIT INDEX

Exhibit No.

Description

4.1

Amendment No. 1 to the Trust Agreement dated and effective as of May 9, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Risk Management Group LLC, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.